Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Connecticut Water Service, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Eric W. Thornburg, the Chief Executive Officer of the Company, and David C. Benoit, the Chief Financial Officer of the Company, do each hereby certify, to the best of his knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Eric W. Thornburg
Eric W. Thornburg
May 7, 2010

/s/ David C. Benoit
David C. Benoit
May 7, 2010